                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: January 21, 2000
                Date of Earliest Event Reported: January 20, 2000

                       T & W FINANCIAL CORPORATION (Exact
                 name of registrant as specified in its charter)

                                   WASHINGTON
         (State or other jurisdiction of incorporation or organization)

          0-23013                                      91-1844249
   (Commission File Number)               (I.R.S. Employer Identification No.)


6416 PACIFIC HIGHWAY EAST, TACOMA, WASHINGTON               98424
 (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (253) 922-5164


--------------------------------------------------------------------------------

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ITEM 5.  OTHER EVENTS.

         Please see exhibits 1, 2, and 3 attached hereto.

ITEM 7(c). Exhibits.


             EXHIBIT NUMBER     DESCRIPTION
             --------------     -----------
             (1)                Press Release

             (2)                Collateral Proceeds and Forbearance Agreement

             (3)                Forbearance Agreement





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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     T & W Financial Corporation
                                             (Registrant)

Date:  January 21, 2000              By: /s/ Thomas J. Virgin
                                        --------------------------------------
                                        Senior Vice President, Chief Financial
                                        Officer



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